T. Rowe Price Institutional Credit Opportunities Fund

Supplement to Prospectus and Summary Prospectus Dated October 1, 2017, as supplemented January 11, 2018

Previously, at a Board meeting on October 23, 2017, the T. Rowe Price Institutional Credit Opportunities Fund’s (the “Fund’s”) Board of Directors (the “Board”) approved the dissolution and liquidation of the Fund, subject to approval by the Fund’s shareholders. The dissolution and liquidation was expected to occur in the first quarter of 2018. However, the dissolution and liquidation is now expected to occur in June 2018 following the reorganization of the Fund into the T. Rowe Price Credit Opportunities Fund.

At a Board meeting on April 25, 2018, the Fund’s Board approved a plan of reorganization pursuant to which the Fund would be transferred to the T. Rowe Price Credit Opportunities Fund in exchange for I Class shares of that fund of equal value (the “Reorganization”).

While the Reorganization is subject to shareholder approval, the Fund’s organizational documents permit any action required or permitted to be taken at a shareholder meeting to be taken without a meeting through a unanimous written consent signed by each shareholder entitled to vote on the matter. All shareholders of record at the close of business on June 1, 2018 (the “record date”) are entitled to vote on the Reorganization by executing a written consent to approve the Reorganization. It is anticipated that each shareholder of record will execute a written consent approving the Reorganization on or around June 25, 2018.

The transfer of assets is expected to take place on or around June 26, 2018, and Fund shareholders will then receive shares of the T. Rowe Price Credit Opportunities Fund—I Class with the same total value as their shares of the Fund. The Reorganization will be designed to be a tax-free exchange for shareholders of the Fund.

Detailed information about the Reorganization will be provided to shareholders in an information statement.

As previously communicated in a supplement to the Fund’s prospectus dated January 11, 2018, the Fund is currently closed to new investors and is not available to new accounts. After the Fund is reorganized into the T. Rowe Price Credit Opportunities Fund, it will no longer be available for any purchases.

The date of this supplement is May 25, 2018.

5/25/2018